UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

AMBER OPTOELECTRONICS INC.

(Exact name of small business issuer as specified in its charter)

Delaware

333-147225

N/A

 (State or other Jurisdiction   (Commission File Number)  (IRS Employer Identification

of incorporation)        Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation

On August 26, 2009, the Amber Optoelectronics Inc. Board of Directors passed an amendment to the Articles of Incorporation of the Company.

(a)

The effective date of the amendment is September 1st , 2009

(b)  The following resolution was adopted by the directors of Amber Optoelectronics Inc. or hereinafter referred to as (“AMBER”) or (“the “Company”) on August 26th, 2009 pursuant to Section 222 of the General Corporation Law of the State of Delaware.

RESOLVED, the directors of the Company hereby approve that the name of the corporation shall be changed from AMBER OPTOELECTRONICS INC. to MAXRAY OPTICAL TECHNOLOGY CO. LTD., pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware.

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2009                                               Amber Optoelectronics Inc.

                                                                                                           /S/

                                                                               ________________________________

                                                                                           John Campana, President

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